UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 25, 2012

FUSE SCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction

of Incorporation)

000-22991	87-0460247
(Commission File Number)	(IRS Employer Identification No.)

6135 NW 167th Street, #E-21 Miami Lakes, Florida	33015
(Address of Principal Executive Offices)	(Zip Code)

(305) 503-3873

(Registrant’s telephone number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)          Termination of Paritz & Company, P.A.

(i)          Effective September 25, 2012, Fuse Science, Inc. (the “Company”) terminated Paritz & Company, P.A. (“Paritz”) as its principal independent registered public accounting firm. The decision to terminate Paritz was recommended by the audit committee of the Company’s board of directors and approved by the board of directors as a whole.

(ii)         The report of Paritz on the Company’s financial statements for the fiscal years ended September 30, 2011 and 2010, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except that Paritz’s report for those fiscal years includes an explanatory paragraph and note stating, among other things, that the Company has incurred a loss since inception, has a net accumulated deficit and may be unable to raise further equity, which raises substantial doubt about the Company’s ability to continue as a going concern.

(iii)        During the fiscal years ended September 30, 2011 and 2010 and during the subsequent period through to the date of Paritz’s termination, there were no disagreements between the Company and Paritz, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference thereto in its report on the Company’s audited financial statements. In connection with the audits of the fiscal years ended September 30, 2011 and 2010 and the subsequent interim period through September 25, 2012, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iv)        The Company provided Paritz with a copy of this Current Report on Form 8-K and has requested that Paritz furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements made in this Current Report on Form 8-K with respect to Paritz and, if not, stating the aspects with which they do not agree.  The Company has received the requested letter from Paritz wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to Paritz.  A copy of Paritz's letter has been filed as an exhibit to this Current Report on Form 8-K.

(b)          Engagement of Morrison Brown Argiz and Farra, LLC

(i)          Effective September 25, 2012, the Company engaged Morrison Brown Argiz and Farra, LLC (“MBAF”) as the Company’s independent registered public accounting firm. The engagement was recommended by the audit committee of the Company’s board of directors and approved by the Company’s board of directors as a whole.

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(ii)         In connection with the Company’s appointment of MBAF as the Company’s independent registered accounting firm, the Company has not consulted MBAF on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01	Financial Statements and Exhibits

(a)           Exhibits

Exhibit No.	Description

16.1	Letter from Paritz & Company, P.A., as to change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSE SCIENCE, INC.

By:	/s/ Brian Tuffin
Brian Tuffin, Chief Executive Officer and Acting Chief Financial Officer

Dated: September 27, 2012

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